Exhibit 10.4

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                     FORM OF SALE AND SERVICING AGREEMENT


                                     among


                        WHOLE AUTO LOAN TRUST [   ],
                                  as Issuer,


                  BEAR STEARNS ASSET BACKED FUNDING II INC.,
                                 as Depositor,


                                      and


                     BEAR STEARNS ASSET RECEIVABLES CORP.,
                                  as Servicer




                          Dated as of [            ]



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
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                                           Table of Contents

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
ARTICLE I        DEFINITIONS AND USAGE.......................................................................1


ARTICLE II       TRUST PROPERTY..............................................................................1

   SECTION 2.1   Conveyance of Trust Property; Intent of the Parties.........................................1
   SECTION 2.2   Representations and Warranties of the Depositor regarding the Receivables...................1
   SECTION 2.3   Repurchase upon Breach......................................................................2
   SECTION 2.4   Custody of Receivable Files.................................................................3
   SECTION 2.5   Duties of Servicer as Custodian.............................................................4
   SECTION 2.6   Instructions; Authority to Act..............................................................5
   SECTION 2.7   Custodian's Indemnification.................................................................5
   SECTION 2.8   Effective Period and Termination............................................................5
   SECTION 2.9   Representations and Warranties as to the Security Interest of the Issuer in the
                  Receivables................................................................................6

ARTICLE III      ADMINISTRATION AND SERVICING OF RECEIVABLES AND TRUST PROPERTY..............................6

   SECTION 3.1   Duties of Servicer..........................................................................6
   SECTION 3.2   Collection of Receivable Payments...........................................................7
   SECTION 3.3   Realization Upon Receivables................................................................8
   SECTION 3.4   Maintenance of Security Interests in Financed Vehicles......................................8
   SECTION 3.5   Covenants of Servicer.......................................................................9
   SECTION 3.6   Purchase of Receivables Upon Breach.........................................................9
   SECTION 3.7   Servicer Fees...............................................................................9
   SECTION 3.8   Investor Report.............................................................................9
   SECTION 3.9   Annual Statement as to Compliance; Notice of Event of Servicing Termination................10
   SECTION 3.10  Annual Independent Certified Public Accountant's Report....................................10
   SECTION 3.11  Access to Certain Documentation and Information Regarding Receivables......................11
   SECTION 3.12  Servicer Expenses..........................................................................11
   SECTION 3.13  Insurance..................................................................................11
   SECTION 3.14  Sarbanes-Oxley Act of 2002.................................................................11

ARTICLE IV       DISTRIBUTIONS; STATEMENTS TO NOTEHOLDERS AND CERTIFICATEHOLDERS............................11

   SECTION 4.1   Accounts...................................................................................11
   SECTION 4.2   Collections................................................................................13


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   SECTION 4.3   Application of Collections.................................................................14
   SECTION 4.4   Additional Deposits........................................................................14
   SECTION 4.5   Distributions..............................................................................14
   SECTION 4.6   Net Deposits...............................................................................14
   SECTION 4.7   Statements to Noteholders and Certificateholders...........................................14

ARTICLE V        THE DEPOSITOR..............................................................................15

   SECTION 5.1   Representations, Warranties and Covenants of Depositor.....................................15
   SECTION 5.2   Liability of Depositor; Indemnities........................................................16
   SECTION 5.3   Merger or Consolidation of, or Assumption of the Obligations of Depositor..................17
   SECTION 5.4   Limitation on Liability of Depositor and Others............................................17
   SECTION 5.5   Depositor May Own Notes or Certificates....................................................17
   SECTION 5.6   Depositor Certificate of Incorporation.....................................................17

ARTICLE VI       THE SERVICER...............................................................................18

   SECTION 6.1   Representations of Servicer................................................................18
   SECTION 6.2   Indemnities of Servicer....................................................................19
   SECTION 6.3   Merger or Consolidation of, or Assumption of the Obligations of Servicer...................20
   SECTION 6.4   Limitation on Liability of Servicer and Others.............................................20
   SECTION 6.5   Subservicing and Delegation of Duties......................................................21
   SECTION 6.6   Servicer Not to Resign as Servicer; Resignation and Termination of Receivables
                  Servicers.................................................................................22
   SECTION 6.7   Servicer May Own Notes or Certificates.....................................................22

ARTICLE VII      SERVICING TERMINATION......................................................................22

   SECTION 7.1   Events of Servicing Termination............................................................22
   SECTION 7.2   Appointment of Successor Servicer..........................................................24
   SECTION 7.3   Notification to Noteholders and Certificateholders.........................................25
   SECTION 7.4   Waiver of Past Events of Servicing Termination.............................................25

ARTICLE VIII     TERMINATION................................................................................25

   SECTION 8.1   Optional Purchase of All Receivables.......................................................25
   SECTION 8.2   Succession Upon Satisfaction and Discharge of Indenture....................................26

ARTICLE IX       MISCELLANEOUS PROVISIONS...................................................................26

   SECTION 9.1   Amendment..................................................................................26
   SECTION 9.2   Protection of Title to Trust Property......................................................27
   SECTION 9.3   Governing Law..............................................................................29


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   SECTION 9.4   Notices....................................................................................30
   SECTION 9.5   Severability of Provisions.................................................................30
   SECTION 9.6   Assignment.................................................................................30
   SECTION 9.7   Further Assurances.........................................................................30
   SECTION 9.8   No Waiver; Cumulative Remedies.............................................................31
   SECTION 9.9   Third-Party Beneficiaries..................................................................31
   SECTION 9.10  Actions by Noteholders or Certificateholders...............................................31
   SECTION 9.11  Limitation of Liability of Owner Trustee and Indenture Trustee.............................31
   SECTION 9.12  Savings Clause.............................................................................32
   SECTION 9.13  No Petition................................................................................32


Schedule A       Schedule of Receivables...................................................................A-1
Schedule B       Location of Receivable Files .............................................................B-1
Schedule C       List of Receivables Servicers ............................................................C-1
Schedule D       Certain Representations and Warranties Regarding the Receivables..........................D-1
Appendix A       Definitions and Usage............................................................Appendix A-1


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      SALE AND SERVICING AGREEMENT, dated as of [       ] (as from time to time
amended, supplemented or otherwise modified and in effect, this "Agreement"),
among WHOLE AUTO LOAN TRUST [   ] (the "Issuer"), a Delaware statutory trust,
BEAR STEARNS ASSET BACKED FUNDING II INC., a Delaware corporation (the "Depositor") and BEAR STEARNS ASSET RECEIVABLES CORP., a Delaware corporation, as servicer (in such capacity, the "Servicer").

      WHEREAS, the Issuer desires to purchase a portfolio of receivables and related property consisting of motor vehicle retail installment sale contracts;

      WHEREAS, the Servicer is willing to service such receivables on behalf of the Issuer.

      NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

                                  ARTICLE I

                             DEFINITIONS AND USAGE

      Except as otherwise specified herein or as the context may otherwise require, capitalized terms used but not otherwise defined herein are defined in Appendix A hereto, which also contains rules as to usage that shall be applicable herein.

                                  ARTICLE II

                                TRUST PROPERTY

      SECTION 2.1 Conveyance of Trust Property; Intent of the Parties. In consideration of the Issuer's delivery to, or upon the order of, the Depositor of the Notes and the Certificates, the Depositor does hereby irrevocably sell, transfer, assign and otherwise convey to the Issuer without recourse (subject to the obligations herein) all right, title and interest of the Depositor, whether now owned or hereafter acquired, in and to (i) the Trust Property,
(ii) all rights of the Depositor under the Receivables Purchase Agreement[s]
with [     ] [and [     ] (including without limitation the representations and
warranties of [     ] assigned by [     ] under such Receivables Purchase
Agreement). The sale, transfer, assignment and conveyance made hereunder shall not constitute and is not intended to result in an assumption by the Issuer of any obligation of the Depositor to the Obligors or any other Person in connection with the Receivables and the other Trust Property or any agreement, document or instrument related thereto. The Depositor and the Issuer intend that the sale, transfer, assignment and conveyance of the Trust Property pursuant to this Section 2.1 shall be a sale and not a secured borrowing.

      SECTION 2.2 Representations and Warranties of the Depositor regarding the Receivables. The Depositor makes the following representations and warranties with respect to the Receivables, on which the Issuer relies in purchasing the Receivables and pledging the same to the Indenture Trustee. Such representations and warranties speak as of the execution and


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delivery of this Agreement and as of the Transfer Date, but shall survive the sale, transfer and assignment of the Receivables by the Depositor to the Issuer and the pledge of the Receivables by the Issuer to the Indenture Trustee pursuant to the Indenture.

      (i) Schedule of Receivables. No selection procedures adverse to the Securityholders have been used in selecting the Receivables from all receivables owned by the Depositor which meet the selection criteria specified herein.

      (ii) No Sale or Transfer. No Receivable has been sold, transferred, assigned or pledged by the Depositor to any Person other than the Issuer.

      (iii) Good Title. Immediately prior to the transfer and assignment of the Receivables to the Issuer herein contemplated, each Receivable was free and clear of all Liens and rights of others to the extent created by the Depositor; and, immediately upon the transfer thereof, the Issuer has either (i) good and marketable title to each Receivable, free and clear of all of all Liens and rights of others to the extent created by the Depositor and the transfer has been perfected under applicable law or (ii) a first priority perfected security interest in the Depositor's rights in each Receivable.

      (iv) Additional Representations and Warranties. The Receivables satisfy the representations and warranties set forth in Schedule D hereto.

      SECTION 2.3 Repurchase upon Breach. Each of the Depositor, the Servicer, the Issuer and the Owner Trustee shall inform the other parties to this Agreement promptly, in writing, upon the discovery by it of any breach of the Depositor's representations and warranties pursuant to Section 2.2. Unless the breach shall have been cured by the last day of the second Collection Period following written notice to the Indenture Trustee of such breach, the Indenture Trustee shall enforce the obligation of the Depositor under this
Section 2.3 to repurchase any Receivable, the Issuer's interest in which is materially and adversely affected by the breach as of such last day (or, at the Depositor's option, the last day of the first Collection Period following the discovery). In consideration of the purchase of the Receivable, the Depositor shall remit the Purchase Amount (less any Liquidation Proceeds deposited, or to be deposited, in the Collection Account with respect to such Receivable pursuant to Section 3.3), in the manner specified in Section 4.4. The sole remedy of the Issuer, the Owner Trustee, the Indenture Trustee, the Noteholders or the Certificateholders with respect to a breach of the Depositor's representations and warranties pursuant to Section 2.2 shall be to require the Depositor to repurchase such Receivables pursuant to this Section
2.3. The obligation of the Depositor to repurchase under this Section 2.3 shall not be solely dependent upon the actual knowledge of the Depositor of any breached representation or warranty. Neither the Owner Trustee nor the Indenture Trustee shall have any duty to conduct an affirmative investigation as to the occurrence of any condition requiring the repurchase of any Receivable pursuant to this Section 2.3 or the eligibility of any Receivable for purposes of this Agreement.


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     [For the avoidance of doubt, nothing in this Section shall preclude the
Depositor from enforcing the obligation of [     ] under the [related]
Receivables Purchase Agreement to repurchase any Receivable, the Issuer's interest in which is materially and adversely affected by the breach, as of such last day (or, at the Depositor's option, the last day of the first Collection Period following the discovery). The Depositor shall remit the Purchase Amount (less any Liquidation Proceeds deposited, or to be deposited, in the Collection Account with respect to such Receivable pursuant to Section 3.3) in the manner specified in Section 4.4; provided, however, that if the Depositor shall have previously remitted the Purchase Amount pursuant to the immediately preceding paragraph, the Depositor shall be entitled to retain for its own account the Purchase Amount collected from the related Seller. The sole remedy of the Issuer, the Owner Trustee, the Indenture Trustee, the Noteholders or the Certificateholders with respect to a breach of such Seller's representations and warranties in respect of a Receivable sold by it pursuant to the related Receivables Purchase Agreement shall be such Seller's repurchase of such Receivable in accordance with the related Receivables Purchase Agreement.]

     [Each of the Depositor, the Servicer, the Issuer and the Owner Trustee shall inform the other parties to this Agreement promptly, in writing, upon the
discovery by it of any breach of [    ]'s representation and warranties (the
"[    ] Representations") in respect of the Receivables that were assigned by
[    ] to the Depositor under the Receivables Purchase Agreement with [     ].
The Servicer shall notify [    ] of its repurchase obligation. Unless the
breach shall have been cured by the last day of the second Collection Period following written notice to the Indenture Trustee of such breach, the
Indenture Trustee shall enforce the obligation of [    ] to repurchase any
Receivable, the Issuer's interest in which is materially and adversely affected by the breach, as of such last day (or, at the Depositor's option, the last day of the first Collection Period following the discovery). The Purchase Amount (less any Liquidation Proceeds deposited, or to be deposited, in the Collection Account with respect to such Receivable pursuant to Section
3.3) from [    ] shall be remitted in the manner specified in Section 4.4. The sole remedy of the Issuer, the Owner Trustee, the Indenture Trustee, the
Noteholders or the Certificateholders with respect to a breach of the [    ]'s
Representations shall be to require [    ] to repurchase such Receivables
pursuant to this Section 2.3. Neither the Owner Trustee nor the Indenture Trustee shall have any duty to conduct an affirmative investigation as to the
occurrence of any condition requiring the repurchase of any [    ] Receivable
pursuant to this Section 2.3 or the eligibility of any Receivable for purposes of this Agreement.]

      SECTION 2.4 Custody of Receivable Files. To assure uniform quality in servicing the Receivables and to reduce administrative costs, the Issuer, upon the execution and delivery of this Agreement, hereby revocably appoints the Servicer, and the Servicer hereby accepts such appointment, to act as the agent of the Issuer and the Indenture Trustee as custodian of the following documents or instruments, which are hereby constructively delivered to the Indenture Trustee, as pledgee of the Issuer pursuant to the Indenture, with respect to each Receivable:

            (i) The original executed Receivable or, if no such original exists, a copy thereof.

            (ii) The original credit application fully executed by the Obligor or a photocopy thereof or a record thereof on a computer file, diskette or on microfiche.


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            (iii) The notice of recorded Lien or such documents that the
      Servicer or the Depositor shall keep on file, in accordance with its or the related Receivables Servicer's customary procedures, evidencing the first priority perfected security interest of the related Seller in the Financed Vehicle.

            (iv) Any and all other documents (including any computer file, diskette or microfiche) that the Servicer or the related Receivables Servicer shall keep on file, in accordance with its or the related Receivables Servicer's customary procedures, relating to a Receivable, an Obligor (to the extent relating to a Receivable), or a Financed Vehicle.

      The Servicer acknowledges that it holds the documents and instruments relating to the Receivables for the benefit of the Issuer and the Indenture Trustee. The Issuer and the Indenture Trustee shall have no responsibility to monitor the Servicer's performance as custodian and shall have no liability in connection with the Servicer's performance of such duties hereunder.

      SECTION 2.5 Duties of Servicer as Custodian.

      (a) Safekeeping. The Servicer (or the related Receivables Servicer on its behalf) shall hold the Receivable Files for the benefit of the Issuer and the Indenture Trustee and shall maintain such accurate and complete accounts, records and computer systems pertaining to each Receivable File as shall enable the Servicer and the Issuer to comply with the terms and conditions of this Agreement, and the Indenture Trustee to comply with the terms and conditions of the Indenture. In performing its duties as custodian, the Servicer shall act with reasonable care, using that degree of skill and attention that the Servicer (or the related Receivables Servicer) exercises with respect to the receivable files relating to all comparable automotive receivables that the Servicer (or such Receivables Servicer) services for itself or others. The Servicer shall conduct, or cause to be conducted, periodic audits of the Receivable Files held by it under this Agreement and of the related accounts, records and computer systems, in such a manner as shall enable the Issuer or the Indenture Trustee to identify all Receivables Files and such related accounts, records and computer systems and verify the accuracy of the Servicer's record keeping. The Servicer shall promptly report to the Issuer and the Indenture Trustee in writing any failure on its part to hold the Receivable Files and maintain its accounts, records, and computer systems as herein provided and shall promptly take appropriate action to remedy any such failure. Nothing herein shall be deemed to require an initial review or any periodic review by the Issuer, the Owner Trustee or the Indenture Trustee of the Receivable Files.

      (b) Maintenance of and Access to Records. The Servicer shall maintain each Receivable File at its (or the related Receivables Servicer's) offices specified in Schedule B to this Agreement, or at such other office as shall be specified to the Issuer and the Indenture Trustee by 30 days' prior written notice. The Servicer shall make available to the Issuer and the Indenture Trustee or their duly authorized representatives, attorneys, or auditors, the Receivable Files and the related accounts, records and computer systems maintained by the Servicer upon reasonable notice during normal business hours as the Issuer or the Indenture Trustee shall reasonably request, which does not unreasonably interfere with the Servicer's (or the related Receivables Servicer's) normal operations.


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      (c) Release of Documents. Upon written instructions from the Indenture
Trustee, the Servicer shall release or cause to be released any document in the Receivable Files to the Indenture Trustee, the Indenture Trustee's agent or the Indenture Trustee's designee, as the case may be, at such place or places as the Indenture Trustee may reasonably designate, as soon as is reasonably practicable, to the extent it does not unreasonably interfere with the Servicer's normal operations. The Servicer shall not be responsible for any loss occasioned by the failure of the Indenture Trustee or its agent or designee to return any document or any delay in doing so.

      SECTION 2.6 Instructions; Authority to Act. All instructions from the Indenture Trustee shall be in writing and signed by an Authorized Officer of the Indenture Trustee, and the Servicer shall be deemed to have received proper instructions with respect to the Receivable Files upon its receipt of such written instructions.

      SECTION 2.7 Custodian's Indemnification. The Servicer, as custodian, shall indemnify the Issuer, the Owner Trustee and the Indenture Trustee for any and all liabilities, obligations, losses, compensatory damages, payments, costs, or expenses of any kind whatsoever that may be imposed on, incurred, or asserted against the Issuer, the Owner Trustee or the Indenture Trustee as the result of any improper act or omission in any way relating to the maintenance and custody by the Servicer as custodian of the Receivable Files; provided, however, that the Servicer shall not be liable (i) to the Issuer for any portion of any such amount resulting from the willful misfeasance, bad faith, or negligence of the Indenture Trustee, the Owner Trustee or the Issuer, (ii) to the Owner Trustee for any portion of any such amount resulting from the willful misfeasance, bad faith, or negligence of the Indenture Trustee, the Owner Trustee or the Issuer and (iii) to the Indenture Trustee for any portion of any such amount resulting from the willful misfeasance, bad faith, or negligence of the Indenture Trustee, the Owner Trustee or the Issuer.

      SECTION 2.8 Effective Period and Termination. The Servicer's appointment as custodian shall become effective as of the Cut-off Date and shall continue in full force and effect until terminated pursuant to this Section 2.8. If Bear Stearns Asset Receivables Corp. shall resign as Servicer in accordance with the provisions of this Agreement or if all of the rights and obligations of the Servicer shall have been terminated under Section 7.1, the appointment of the Servicer as custodian hereunder may be terminated by the Indenture Trustee, or by the holders of Notes evidencing not less than a majority of the principal amount of the Notes Outstanding (or if no Notes are Outstanding, by holders of Certificates evidencing Percentage Interests aggregating at least 51%), in the same manner as the Indenture Trustee or such Securityholders may terminate the rights and obligations of the Servicer under Section 7.1. As soon as practicable after any termination of such appointment, the Servicer shall deliver to the Indenture Trustee or the Indenture Trustee's agent any Receivable Files and the related accounts and records maintained by the Servicer at such place or places as the Indenture Trustee may reasonably designate. Notwithstanding the foregoing, after any termination of the rights and obligations of the Servicer under this Agreement, each Receivables Servicer, unless the rights and obligations of such Receivables Purchaser have been terminated pursuant to the terms and conditions of its Receivables Servicing Agreement, shall maintain custody of the related Receivables and the related accounts and records maintained by it pursuant to its Receivables Servicing Agreements.


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      SECTION 2.9 Representations and Warranties as to the Security Interest
of the Issuer in the Receivables. The Depositor makes the following representations and warranties to the Issuer. The representations and warranties speak as of the execution and delivery of this Agreement and as of the Closing Date, and shall survive the sale of the Trust Property to the Issuer and the pledge thereof to the Indenture Trustee pursuant to the Indenture.

      (a) This Agreement creates a valid and continuing security interest (as defined in the UCC) in the Receivables in favor of the Issuer, which security interest is prior to all other Liens, and is enforceable as such as against creditors of and purchasers from the Seller.

      (b) The Receivables constitute "chattel paper" within the meaning of
Article 9 of the UCC.

      (c) Immediately prior to its transfer to the Issuer, the Depositor owned and had good and marketable title to the Receivables free and clear of any lien, claim or encumbrance of any Person.

      (d) The Depositor has caused or will have caused, within ten days, the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under applicable law in order to perfect the security interest in the Receivables granted to the Issuer hereunder. Each such financing statements will contain a statement to the following effect "A purchase of or security interest in any collateral described in this financing statement will violate the rights of the Issuer and its assigns."

      (e) Other than the security interest granted to the Issuer pursuant to this Agreement, the Depositor has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the Receivables. The Depositor has not authorized the filing of and is not aware of any financing statements against the Depositor that include a description of collateral covering the Receivables other than any financing statement relating to the security interest granted to the Issuer hereunder or that has been terminated. The Depositor is not aware of any judgment or tax lien filings against it.

      (f) The Servicer (or the Receivables Servicers) as custodian for the Issuer has in its possession all original copies of the contracts that constitute or evidence the Receivables. The contracts that constitute or evidence the Receivables do not have any marks or notations indicating that they have been pledged, assigned or otherwise conveyed to any Person other than the Issuer.

      Each of the parties hereto agrees that it shall not waive any of the foregoing representations and warranties.

                                 ARTICLE III

        ADMINISTRATION AND SERVICING OF RECEIVABLES AND TRUST PROPERTY

      SECTION 3.1 Duties of Servicer. The Servicer shall manage, service, administer and make collections on the Receivables with reasonable care, using that degree of skill and attention


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that the Servicer (or the related Receivables Servicer) exercises with respect to all comparable new or used automobile and light-duty truck receivables that it services for itself. The Servicer's duties shall include collection and posting of all payments, responding to inquiries of Obligors on such Receivables, investigating delinquencies, reporting tax information to Obligors, accounting for collections, furnishing monthly and annual statements to the Owner Trustee and the Indenture Trustee with respect to distributions and preparing (or causing to be prepared) the tax returns of the Trust in accordance with Section 5.6 of the Trust Agreement. The Servicer shall follow its (or the related Receivables Servicer's) customary standards, policies and procedures in performing its duties as Servicer. Without limiting the generality of the foregoing, the Servicer is hereby (and each Receivables Servicer pursuant to its Receivables Servicing Agreement is thereby) authorized and empowered to execute and deliver, on behalf of itself (the Servicer, in the case of a Receivables Servicer), the Issuer, the Owner Trustee, the Indenture Trustee, the Noteholders, the Certificateholders, or any of them, any and all instruments of satisfaction or cancellation, or partial or full release or discharge, and all other comparable instruments, with respect to such Receivables or to the Financed Vehicles securing such Receivables. If the Servicer (or the related Receivables Servicer) shall commence a legal proceeding to enforce a Receivable, the Issuer (in the case of a Receivable other than a Purchased Receivable) shall thereupon be deemed to have automatically assigned, solely for the purpose of collection, such Receivable to the Servicer (or the related Receivables Servicer). If in any enforcement suit or legal proceeding it shall be held that the Servicer (or the related Receivables Servicer) may not enforce a Receivable on the ground that it shall not be a real party in interest or a holder entitled to enforce the Receivable, the Issuer shall, at the Servicer's expense and direction (or, to the extent permitted in the related Receivables Servicing Agreement, the related Receivables Servicer's expense and direction), take steps to enforce the Receivable, including bringing suit in its name or the names of the Indenture Trustee, the Noteholders, the Certificateholders, or any of them.
The Issuer shall furnish the Servicer (or the related Receivables Servicer) with any powers of attorney and other documents reasonably necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties hereunder.

      SECTION 3.2 Collection of Receivable Payments. The Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the Receivables as and when the same shall become due and shall follow such collection procedures as it follows with respect to all comparable new or used automobile and light-duty truck receivables that it services for itself. The Servicer shall enforce the obligations of each Receivables Servicer under the related Receivables Servicing Agreement in all material respects until such Receivables Servicing Agreement has been terminated in accordance with its terms. The Servicer shall not change the amount of, change the annual percentage rate of or extend any Receivable or change any material term of a Receivable, except as provided by the terms of the Receivable or of this Agreement or as required by law or court order, and except that the Servicer may permit a Receivables Servicer to grant extensions, rebates or adjustments to the extent permitted in the related Receivables Servicing Agreement; provided, however, that the Servicer may extend any Receivable that is in default or with respect to which default is reasonably foreseeable and that would be acceptable to the Servicer with respect to comparable new or used automobile and light-duty truck receivables that it (or the related Receivables Servicer) services for itself, if the maturity of such Receivable
will not be extended beyond [     ]. If, as a result of inadvertently


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rescheduling or extending payments, such rescheduling or extension breaches any of the terms of the proviso to the preceding sentence, then the Servicer shall be obligated to purchase such Receivable pursuant to Section 3.6. For the purpose of such purchases pursuant to Section 3.6, notice shall be deemed to have been received by the Servicer at such time as shall make purchase mandatory as of the last day of the Collection Period during which the discovery of such breach occurred.

   Notwithstanding anything herein to the contrary, the Servicer shall not make any collection, repossession of liquidation efforts in respect of (i) any
[    ] Receivables after [    ] and (ii) any [    ] Receivables after [    ].

      SECTION 3.3 Realization Upon Receivables. On behalf of the Issuer, the Servicer shall use reasonable efforts, consistent with its (or the related Receivables Servicer's) customary standards, policies and procedures, to repossess or otherwise convert the ownership of the Financed Vehicle securing any Receivable as to which the Servicer shall have determined to be a Defaulted Receivable or otherwise (and shall identify any such Defaulted Receivable in writing to the Indenture Trustee no later than the Determination Date following the Collection Period in which the Servicer shall have made such determination). The Servicer shall follow such customary standards, policies and procedures as it (or the related Receivables Servicer) shall deem necessary or advisable in its servicing of comparable receivables, which may include selling the Financed Vehicle at public or private sale. The Servicer shall be entitled to recover from proceeds all reasonable expenses incurred by it in the course of converting the Financed Vehicle into cash proceeds. The Liquidation Proceeds (net of such expenses) realized in connection with any such action with respect to a Receivable shall be deposited by the Servicer in the Collection Account in the manner specified in Section 4.2 and shall be applied to reduce (or to satisfy, as the case may be) the Purchase Amount of the Receivable, if such Receivable is to be repurchased by the Depositor or a Seller pursuant to Section 2.3, or is to be purchased by the Servicer pursuant to Section 3.6. The foregoing shall be subject to the provision that, in any case in which the Financed Vehicle shall have suffered damage, the Servicer shall not be required to expend funds in connection with the repair or the repossession of such Financed Vehicle unless it shall determine in its discretion that such repair and/or repossession will increase the Liquidation Proceeds by an amount greater than the amount of such expenses.

      SECTION 3.4 Maintenance of Security Interests in Financed Vehicles. The Servicer shall, in accordance with its (or the related Receivables Servicer's) customary procedures, take such steps as are necessary to maintain perfection of the security interest created by each Receivable in the related Financed Vehicle. The Issuer hereby authorizes the Servicer to take such steps as are necessary to re-perfect such security interest on behalf of the Issuer and the Indenture Trustee in the event of the relocation of a Financed Vehicle or for any other reason, in either case, when the Servicer has knowledge of the need for such re-perfection. In the event that the assignment of a Receivable to the Issuer is insufficient, without a notation on the related Financed Vehicle's certificate of title, or without fulfilling any additional administrative requirements under the laws of the state in which the Financed Vehicle is located, to transfer to the Issuer a perfected security interest in the related Financed Vehicle, the Servicer hereby agrees that the Receivables Servicer's listing as the secured party on the certificate of title is deemed to be in its capacity as agent of the Issuer and the Indenture Trustee and further agrees to hold such certificate of title as the agent and custodian of the Issuer and the Indenture Trustee; provided that the Servicer shall not, nor shall the Issuer or the Indenture Trustee have the right to require that the Servicer, make any such notation on the related Financed Vehicles' certificate of title or fulfill any such additional administrative requirement of the laws of the state in which a Financed Vehicle is located.

      SECTION 3.5 Covenants of Servicer. The Servicer shall not (i) release the Financed Vehicle securing each such Receivable from the security interest granted by such Receivable in whole or in part except in the event of payment in full by or on behalf of the Obligor thereunder, (ii) impair the rights of the Issuer in the Receivables, or (iii) increase the number of payments under a Receivable, increase the Amount Financed under a Receivable or extend or forgive payments on a Receivable, except as provided in Section 3.2. In the event that at the end of the scheduled term of any Receivable, the outstanding principal amount thereof is such that the final payment to be made by the related Obligor is larger than the regularly scheduled payment of principal and interest made by such Obligor, the Servicer may permit such Obligor to pay such remaining principal amount in more than one payment of principal and interest; provided that the last such payment shall be due on or prior to the Collection Period immediately preceding the Class D Final Scheduled Payment Date.

      SECTION 3.6 Purchase of Receivables Upon Breach. (a) The Servicer, the Depositor or the Owner Trustee, as the case may be, promptly shall inform the other parties to this Agreement, in writing, upon the discovery of any breach pursuant to Section 3.2, 3.4 or 3.5. Unless the breach shall have been cured by the last day of the second Collection Period following such discovery (or, at the Servicer's election, the last day of the first following Collection Period), the Servicer shall purchase any Receivable materially and adversely affected by such breach (which shall include any Receivable as to which a breach of Section 3.5 has occurred) at the Purchase Amount (less any Liquidation Proceeds deposited, or to be deposited, in the Collection Account with respect to such Receivable pursuant to Section 3.3). In consideration of the purchase of such Receivable, the Servicer shall remit the Purchase Amount in the manner specified in Section 4.4. The sole remedy of the Issuer, the Owner Trustee, the Indenture Trustee, the Noteholders or the Certificateholders with respect to a breach pursuant to Section 3.2, 3.4 or
3.5 shall be to require the Servicer to purchase Receivables pursuant to this
Section 3.6.

      (b) With respect to all Receivables purchased pursuant to this Section 3.6, the Issuer shall assign to the Servicer, without recourse, representation or warranty, all of the Issuer's right, title and interest in and to such Receivables and all security and documents relating thereto.

      SECTION 3.7 Servicer Fees. The Servicer shall be entitled to the Servicing Fee, which shall be payable as provided in Section 8.2 of the Indenture.

      SECTION 3.8 Investor Report. On or prior to the Determination Date for each Payment Date, the Servicer shall deliver to the Depositor, the Owner Trustee, each Note Paying Agent and Certificate Paying Agent and the Indenture Trustee, with a copy to the Rating Agencies, an Investor Report containing all information (including all specific dollar amounts) necessary to make the transfers and distributions pursuant to Section 8.2 of the Indenture for the Collection Period preceding the date of such investor report (the "Investor Report"), and the written statements to be furnished by the Owner Trustee to the Certificateholders pursuant to Section 4.7 and by the Indenture Trustee to the Noteholders pursuant to Section 4.7 hereof and Section 7.4 of the Indenture. Receivables purchased or to be purchased by the Servicer or a Seller shall be identified by the Servicer by the Seller's account number with respect to such Receivable (as specified in the Schedule of Receivables).

      SECTION 3.9 Annual Statement as to Compliance; Notice of Event of Servicing Termination. (a) The Servicer shall deliver to the Owner Trustee, the Indenture Trustee and each Rating Agency on or before April 30 of each year beginning [ ], an Officer's Certificate, with respect to the preceding 12-month period (or such shorter period in the case of the first such certificate), stating that (i) a review of the activities of the Servicer during the preceding 12-month period (or such shorter period in the case of the first such certificate) and of its performance under this Agreement has been made under such officer's supervision and (ii) to the best of such officer's knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement throughout such period, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof.

      (b) The Servicer shall deliver to the Owner Trustee, the Indenture Trustee and each Rating Agency promptly after having obtained actual knowledge thereof, but in no event later than five (5) Business Days thereafter, written notice in an Officer's Certificate of any event which with the giving of notice or lapse of time, or both, would become an Event of Servicing Termination under Section 7.1.

      SECTION 3.10 Annual Independent Certified Public Accountant's Report. The Servicer shall cause a firm of independent certified public accountants, who may also render other services to the Servicer, the Seller, the Depositor, the Data Administrator or any Receivables Servicer, to deliver to the Owner Trustee and the Indenture Trustee on or before April 30 of each year beginning
[    ] with respect to the prior calendar year (or such shorter period in the case of the first such report) a report to the effect that such firm has examined the automobile and light-duty truck receivable servicing functions of the Servicer (or the Data Administrator under the Data Administration Agreement or a Receivables Servicer under the related Receivables Servicer Agreement, as applicable) for such period, including the applicable party's procedures and records relating to such party's servicing of the Receivables under this Agreement (or the Data Administration Agreement or Receivables Servicing Agreement, as applicable) and that, on the basis of such examination, such firm is of the opinion that the applicable servicing by such party has been conducted during such period in compliance with this Agreement (or the Data Administration Agreement or Receivables Servicing Agreement, as applicable) except for (a) such exceptions as such firm believes to be immaterial and (b) such other exceptions as shall be set forth in such firm's report. In addition, such report shall set forth the procedures performed in conjunction with the examination.

      The report will also indicate that the firm is independent of the Servicer (or the Data Administrator or a Receivables Servicer, as applicable) within the meaning of the Code of Professional Ethics of the American Institute of Certified Public Accountants.

      SECTION 3.11 Access to Certain Documentation and Information Regarding Receivables. In each case subject to the Servicer's rights to access under the related Receivables Servicing Agreement, the Servicer shall provide to the Certificateholders, the Indenture Trustee and the Noteholders access to the Receivable Files without charge, but only upon reasonable request and during the normal business hours at the respective offices of the Servicer. Nothing in this Section 3.11 shall affect the obligation of the Servicer to observe any applicable law prohibiting disclosure of information regarding the Obligors, and the failure of the Servicer to provide access to information as a result of such obligation shall not constitute a breach of this Section 3.11.

      SECTION 3.12 Servicer Expenses. The Servicer shall be required to pay all expenses incurred by it in connection with its activities hereunder, including fees, expenses (including counsel fees and expenses) and disbursements of the independent accountants, taxes imposed on the Servicer and expenses incurred in connection with distributions and reports to Noteholders and Certificateholders.

      SECTION 3.13 Insurance. The Servicer, in accordance with its customary servicing procedures and underwriting standards, or those of the Receivables Servicer pursuant to the related Receivables Servicing Agreement, shall require that each Obligor shall have obtained and shall maintain comprehensive and collision insurance covering the related Financed Vehicle as of the execution of the Receivable.

      SECTION 3.14 Sarbanes-Oxley Act of 2002. To the extent permitted by applicable law and the rules of the Securities and Exchange Commission as interpreted by the staff of the Securities and Exchange Commission, the Servicer shall furnish to the Depositor in a timely manner for filing under the Securities Exchange Act of 1934, as amended, the certification required by
Section 302 of the Sarbanes-Oxley Act of 2002 in respect of the Issuer. Whether or not such certification may be given by the Servicer, the Servicer hereby indemnifies and holds harmless the Depositor against any loss, liability and damages incurred by the Depositor in respect of any certification furnished by it pursuant to such Section 302 of the Sarbanes-Oxley Act of 2002 to the extent such loss, liability and damages arises out of or is based on such certification relating to information contained in or omitted from any Investor Report.

                                  ARTICLE IV

        DISTRIBUTIONS; STATEMENTS TO NOTEHOLDERS AND CERTIFICATEHOLDERS

      SECTION 4.1 Accounts. (a) Prior to the Closing Date there shall have
been established (i) a [   ] Deposit Account, pursuant to which [the receivables
servicer] shall deposit collections on the [    ] Receivables, as more
specifically described in the [    ] Servicing Agreement, (ii) a [    ] Deposit
Account, pursuant to which [    ] shall deposit collections on the [    ]
Receivables, as more specifically described in the [    ] Servicing Agreement
and (iii) a [    ] Deposit Account, pursuant to which [    ] shall deposit
collections on the [    ] Receivables, as more specifically described in the
[    ] Servicing Agreement. Each of the forgoing deposit accounts were established and shall initially be maintained with the Depository Institution. Pursuant to the Data Administration Agreement, on or prior to each

Payment Date, the Data Administrator shall instruct the Depository Institution to withdraw from each such deposit account for deposit into the Collection Account the Available Collections for the related Collection Period. All monies owned by the Trust deposited from time to time in the foregoing deposit accounts shall be held by the Depository Institution for the benefit of the Noteholders and, after payment in full of the Notes, as agent of the Issuer and as part of the Trust Property; provided, however, that all monies owned by third parties deposited from time to time in the foregoing deposit accounts shall not be so held and shall not be available for deposit into the Collection Account and shall not be available to make payments in respect of the Notes or the Certificates.

      (b) The Servicer shall, prior to the Closing Date, cause to be established and maintained an Eligible Deposit Account in the name "[ ]", as Indenture Trustee, as secured party from Whole Auto Loan Trust [ ]", initially at the corporate trust department of the Indenture Trustee, which shall be designated as the "Collection Account". The Collection Account shall be under the sole dominion and control of the Indenture Trustee; provided, that the Servicer and/or Depository Institution may make deposits to, and the Indenture Trustee may (following written instruction of the Data Administrator or the Servicer) make withdrawals from, the Collection Account in accordance with the terms of the Basic Documents. The Collection Account will be established and maintained pursuant to an account agreement which specifies New York law as the governing law. In addition, the Collection Account shall be established and maintained at an institution which agrees in writing that for so long as the Notes are outstanding it will comply with entitlement orders (as defined in Article 8 of the UCC) originated by the Indenture Trustee without further consent of the Issuer. All monies deposited from time to time in the Collection Account shall be held by the Indenture Trustee as secured party for the benefit of the Noteholders and, after payment in full of the Notes, as agent of the Issuer and as part of the Trust Property. All deposits to and withdrawals from the Collection Account shall be made only upon the terms and conditions of the Basic Documents.

      All amounts held in the Collection Account shall, to the extent permitted by applicable law, rules and regulations, be invested, as directed in writing by the Servicer, by the depository institution or trust company then maintaining the Collection Account in specified Permitted Investments that mature not later than the Business Day immediately prior to the Payment Date (or if the Rating Agency Condition is satisfied, not later than such Payment Date) for the Collection Period to which such amounts relate and such Permitted Investments shall be held to maturity. The Indenture Trustee shall not be liable for investment losses in Permitted Investments made in accordance with directions from the Servicer. In the event that the Collection Account is no longer to be maintained at the corporate trust department of the Indenture Trustee, the Servicer shall, with the Indenture Trustee's or Issuer's assistance as necessary, cause an Eligible Deposit Account to be established as the Collection Account within ten (10) Business Days (or such longer period not to exceed thirty (30) calendar days as to which each Rating Agency may consent).

      (c) The Servicer shall, prior to the Closing Date, establish and maintain an administrative subaccount within the Collection Account, which subaccount shall be designated as the "Principal Distribution Account". The Principal Distribution Account is established and maintained solely for administrative purposes.

      (d) The Servicer shall, prior to the Closing Date, cause an Eligible Deposit Account to be established and maintained, in the name "Whole Auto Loan
Trust [    ] Certificate Distribution Account", initially at the corporate trust department of the Indenture Trustee, which shall be designated as the "Certificate Distribution Account". The Certificate Distribution Account shall be under the sole dominion and control of the Owner Trustee. All monies deposited from time to time in the Certificate Distribution Account pursuant to this Agreement and the Indenture shall be held by the Owner Trustee as part of the Trust Property and shall be applied as provided in the Basic Documents. In the event that the Certificate Distribution Account is no longer to be maintained at the corporate trust department of the Indenture Trustee, the Servicer shall cause an Eligible Deposit Account to be established as the Certificate Distribution Account within ten (10) Business Days (or such longer period not to exceed thirty (30) calendar days as to which each Rating Agency may consent). The Certificate Distribution Account will be established and maintained pursuant to an account agreement which specifies New York law as the governing law.

      SECTION 4.2 Collections. (a) [    ] is obligated, subject to the terms of
the related Receivables Servicing Agreement, to remit to the [    ] Deposit
Account, (i) all payments by or on behalf of the Obligors on the [   ]
Receivables (but excluding Purchased Receivables) and (ii) all Liquidation
Proceeds, in respect of the [    ] Receivables, both as collected during the
Collection Period, within two Business Days of receipt thereof.

      (b) Each of [    ] and [    ] is obligated, subject to the terms of the
related Receivables Servicing Agreement, to remit to the [    ] Deposit Account,
in the case of the [    ] Receivables, and the [    ] Deposit Account, in the
case of the [    ] Receivables, (i) all payments by or on behalf of the
Obligors (but excluding payments in respect of Purchased Receivables), (ii)
all amounts received from whatever source representing payment of the Deferred Repurchase Price (as defined in the related Receivables Servicing Agreement, and (iii) all Liquidation Proceeds, all as collected during the Collection Period, within two Business Days of receipt thereof. Notwithstanding the
provisions of the first sentence of this Section 4.2(b), each of [    ] and the
[    ] shall be permitted to remit the collections described in clauses (i)
through (iii) received during a Collection Period to such deposit account on the Business Day preceding the related Payment Date but only for so long as the Monthly Remittance Condition (as defined in the related Receivables Servicing Agreement) is satisfied. Unless the Rating Agency condition has been
satisfied, the Servicer shall not consent to monthly remittances by [    ] or
[    ] under the related Receivables Servicing Agreement. The Owner Trustee or
the Indenture Trustee shall not be deemed to have knowledge of any event or circumstance in the definition of Monthly Remittance Condition that would require remittance by a Receivables Servicer to such deposit account within two Business Days of receipt as aforesaid unless the Owner Trustee or the Indenture Trustee has received written notice of such event or circumstance from the Servicer in an Officer's Certificate or from the holders of Notes evidencing not less than 25% of the principal amount of the Notes Outstanding or from the holders of Certificates evidencing Percentage Interests aggregating at least 51% or a Trustee Officer in the Corporate Trust Office with knowledge hereof or familiarity herewith has actual knowledge of such event or circumstance. For purposes of this Article IV the phrase "payments by or on behalf of Obligors" shall mean payments made by Persons other than the Servicer or by other means.

      SECTION 4.3 Application of Collections. For the purposes of this Agreement, as of the close of business on the last day of each Collection Period, all collections for the Collection Period with respect to each Receivable (other than a Purchased Receivable) shall be applied in accordance with the customary practices of the related Receivables Servicer or, if such Receivables Servicer is no longer engaged by the Servicer, the customary practice of the Servicer.

      SECTION 4.4 Additional Deposits. The Depositor and the Servicer shall deposit in the Collection Account the aggregate Purchase Amounts with respect to Purchased Receivables pursuant to Sections 2.3 and 3.6, respectively, and the Servicer shall deposit therein all amounts to be paid under Section 8.1. All such deposits with respect to a Collection Period shall be made, in immediately available funds, on the Business Day preceding the Payment Date related to such Collection Period.

      SECTION 4.5 Distributions. On each Payment Date, the Servicer shall instruct the Indenture Trustee (based on the information contained in the Investor Report delivered on or before the related Determination Date pursuant to Section 3.8), to make withdrawals from the Collection Account and make deposits, distributions and payments, to the extent of Available Collections for such Payment Date, in the manner and order of priority set forth in
Section 8.2 of the Indenture.

      SECTION 4.6 Net Deposits. Remittances pursuant to Sections 4.2 and 4.4 above may be made net of the Aggregate Servicing Fee. Nonetheless, the Servicer shall account for all of the above described remittances and distributions in the Investor Report as if the amounts were deposited and/or transferred separately.

      SECTION 4.7 Statements to Noteholders and Certificateholders. On the
later of (a) the [   ] day of each month, or if such day is not a Business Day, the next succeeding Business Day or (b) [ ] Business Days prior to each Payment Date, the Servicer shall provide to the Indenture Trustee (with copies to the Rating Agencies and each Note Paying Agent) for the Indenture Trustee to make available to each Noteholder of record as of the most recent Record Date and to the Owner Trustee for the Owner Trustee to forward to each Certificateholder of record as of the most recent Record Date the Investor Report, setting forth for the Collection Period relating to such Payment Date the following information as to the Notes and the Certificates to the extent applicable:

            (i) the amount of such distribution allocable to principal allocable to the Notes and to the Certificates;

            (ii) the amount of such distribution allocable to interest allocable to the Notes and the Certificates;

            (iii) the Pool Balance as of the close of business on the last day of the preceding Collection Period;

            (iv) the amount of the Servicing Fee paid to the Servicer with respect to the related Collection Period and the amount of any unpaid Servicing Fees and the change in such amount from that of the prior Payment Date;

            (v) the amounts of the Class A Noteholders' Interest Carryover Shortfall, the Class B Noteholders' Interest Carryover Shortfall, the Class C Noteholders' Interest Carryover Shortfall and the Class D Noteholders' Interest Carryover Shortfall, if any, on such Payment Date and the change in such amounts from the preceding Payment Date;

            (vi) the aggregate outstanding principal amount of each Class of Notes and the Note Pool Factor for each Class of Notes;

            (vii) the amount of any previously due and unpaid payment of principal of each Class of Notes, and the change in such amount from that of the prior Payment Date;

            (viii) Annualized Average Monthly Loss Rate;

            (ix) the aggregate Purchase Amount of Receivables repurchased by the Depositor or a Seller or purchased by the Servicer, if any, with respect to the related Collection Period; and

            (x) the aggregate Collections for the related Collection Period.

      In addition, such statements may be posted by the Indenture Trustee on
its website at [   ].

      Each amount set forth on the Payment Date statement pursuant to clauses
(i), (ii), (iv), (v) and (vii) above shall be expressed as a dollar amount per $1,000 of original principal amount of a Note or original Certificate Balance of a Certificate, as applicable.

                                   ARTICLE V

                                 THE DEPOSITOR

      SECTION 5.1 Representations, Warranties and Covenants of Depositor. The Depositor makes the following representations and warranties on which the Issuer is deemed to have relied in acquiring the Trust Property. The representations and warranties speak as of the execution and delivery of this Agreement and shall survive the conveyance of the Trust Property by the Depositor to the Issuer and the pledge thereof by the Issuer to the Indenture Trustee pursuant to the Indenture:

      (i) Organization and Good Standing. The Depositor is a duly formed, validly existing and in good standing under the laws of the State of Delaware, with all corporate power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted, and had at all relevant times, and has, power, authority, and legal right to acquire and own the Receivables.

      (ii) Power and Authority. The Depositor has all corporate power and authority to execute and deliver this Agreement and the other Basic Documents to which it is a party and to carry out their terms; the Depositor has full power and authority to sell and assign the property to be sold, and assigned to and deposited with the Issuer, and the Depositor shall have duly authorized such sale and assignment to the Issuer by all necessary corporate action; and the execution, delivery, and performance of this Agreement and the other Basic Documents to which the Depositor is a party have been duly authorized, executed and delivered by the Depositor by all necessary corporate action.

      (iii) Binding Obligations. This Agreement, when duly executed and delivered by the other parties hereto, constitutes a legal, valid, and binding obligation of the Depositor enforceable against the Depositor in accordance with its terms, except as the enforceability hereof may be limited by bankruptcy, insolvency, reorganization, or other similar laws affecting creditors' rights in general and by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law.

      (iv) No Violation. The consummation of the transactions contemplated by this Agreement and the other Basic Documents to which the Depositor is a party and the fulfillment of the terms hereof and thereof do not (i) conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the certificate of incorporation or by-laws of the Depositor, or conflict with or breach any of the material terms or provisions of, or constitute (with or without notice or lapse of time) a default under, any indenture, agreement, or other instrument to which the Depositor is a party or by which it is bound, (ii) result in the creation or imposition of any lien upon any of its properties pursuant to the terms of any such indenture, agreement, or other instrument, or (iii) violate any law or, to the best of the Depositor's knowledge, any order, rule, or regulation applicable to the Depositor of any court or of any federal or state regulatory body, administrative agency, or other governmental instrumentality having jurisdiction over the Depositor or its properties.

      (v) No Proceedings. There are no proceedings or investigations pending, or, to the best of the Depositor's knowledge, threatened, before any court, regulatory body, administrative agency, or other governmental instrumentality having jurisdiction over the Depositor or its properties (i) asserting the invalidity of this Agreement, any of the other Basic Documents or the Securities, (ii) seeking to prevent the issuance of the Securities or the consummation of any of the transactions contemplated by this Agreement or the other Basic Documents, (iii) seeking any determination or ruling that might materially and adversely affect the performance by the Depositor of its obligations under, or the validity or enforceability of, this Agreement, any of the other Basic Documents or the Securities or (iv) relating to the Depositor and which might adversely affect the federal income tax attributes of the Securities.

      SECTION 5.2 Liability of Depositor; Indemnities. The Depositor shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by the Depositor under this Agreement, and hereby agrees to the following:

      (a) The Depositor shall indemnify, defend, and hold harmless the Issuer, the Owner Trustee, the Indenture Trustee, the Noteholders and the Certificateholders from and against any loss, liability or expense incurred by reason of (i) the Depositor's willful misfeasance, bad faith, or negligence in the performance of its duties under this Agreement, or by reason of reckless disregard of its obligations and duties under this Agreement and (ii) the Depositor's violation of federal or State securities laws in connection with the registration or the sale of the Notes or the Certificates.

      (b) Indemnification under this Section 5.2 shall survive the resignation or removal of the Owner Trustee or the Indenture Trustee and the termination of this Agreement and shall include, without limitation, reasonable fees and expenses of counsel and expenses of litigation. If the Depositor shall have made any indemnity payments pursuant to this Section 5.2 and the Person to or on behalf of whom such payments are made thereafter shall collect any of such amounts from others, such Person shall promptly repay such amounts to the Depositor, without interest.

      SECTION 5.3 Merger or Consolidation of, or Assumption of the Obligations of Depositor. Any Person (i) into which the Depositor may be merged or consolidated, (ii) resulting from any merger, conversion, or consolidation to which the Depositor shall be a party, or (iii) succeeding to the business of the Depositor, which Person in any of the foregoing cases executes an agreement of assumption to perform every obligation of the Depositor under this Agreement, will be the successor to the Depositor under this Agreement without the execution or filing of any document or any further act on the part of any of the parties to this Agreement. The Depositor shall provide notice of any merger, conversion, consolidation, or succession pursuant to this Section
5.3 to the Rating Agencies, the Owner Trustee and the Indenture Trustee.

      SECTION 5.4 Limitation on Liability of Depositor and Others. The Depositor and any officer or employee or agent of the Depositor may rely in good faith on the advice of counsel or on any document of any kind, prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Depositor shall not be under any obligation to appear in, prosecute, or defend any legal action that shall not be incidental to its obligations under this Agreement, and that in its opinion may involve it in any expense or liability.

      SECTION 5.5 Depositor May Own Notes or Certificates. The Depositor, and any Affiliate of the Depositor, may in its individual or any other capacity become the owner or pledgee of Notes or Certificates with the same rights as it would have if it were not the Depositor or an Affiliate thereof, except as otherwise expressly provided herein or in the other Basic Documents. Except as set forth herein or in the other Basic Documents, Notes and Certificates so owned by or pledged to the Depositor or any such Affiliate shall have an equal and proportionate benefit under the provisions of this Agreement and the other Basic Documents, without preference, priority, or distinction as among all of the Notes and Certificates.

      SECTION 5.6 Depositor Certificate of Incorporation. The Depositor shall not amend its certificate of incorporation unless the Rating Agency Condition is satisfied.

                                  ARTICLE VI

                                 THE SERVICER

      SECTION 6.1 Representations of Servicer. The Servicer makes the following representations on which the Issuer is deemed to have relied in acquiring the Trust Property. The representations speak as of the execution and delivery of this Agreement and shall survive the conveyance of the Trust Property to the Issuer and the pledge thereof by the Issuer pursuant to the
Indenture:

      (a) Organization and Good Standing. The Servicer is a duly formed, validly existing and in good standing under the law of the State of Delaware, with all corporate power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted, and had at all relevant times, and has, power, authority and legal right to acquire, own, sell, and service the Receivables and to hold the Receivable Files as custodian on behalf of the Indenture Trustee.

      (b) Power and Authority. The Servicer has the power and authority to execute and deliver this Agreement and the other Basic Documents to which it is a party and to carry out their terms; and the execution, delivery, and performance of this Agreement and the other Basic Documents to which it is a party shall have duly authorized, executed and delivered by the Servicer by all necessary corporate action.

      (c) Binding Obligations. This Agreement constitutes a legal, valid, and binding obligation of the Servicer enforceable in accordance with their terms subject, as to enforcement, to applicable bankruptcy, insolvency, reorganization, liquidation or other similar laws and equitable principles relating to or affecting the enforcement of creditors' rights in general and by general principles of equity regardless of whether such enforceability is considered in a proceeding in equity or law.

      (d) No Violation. The consummation of the transactions contemplated by this Agreement and the other Basic Documents to which the Servicer is a party and the fulfillment of the terms hereof do not conflict with, result in any breach of any of the terms and provisions of, nor constitute (i) (with or without notice or lapse of time) a default under, the articles of incorporation or bylaws of the Servicer, or conflict with or breach any of the material terms or provisions of, or constitute (with or without notice or lapse of time) a default under, any indenture, agreement, or other instrument to which the Servicer is a party or by which it shall be bound, (ii) result in the creation or imposition of any lien upon any of its properties pursuant to the terms of any such indenture, agreement, or other instrument or (iii) violate any law or, to the best of the Servicer's knowledge, any order, rule, or regulation applicable to the Servicer of any court or of any federal or state regulatory body, administrative agency, or other governmental instrumentality having jurisdiction over the Servicer or its properties.

      (e) No Proceedings. There are no proceedings or investigations pending, or to the best of the Servicer's knowledge, threatened, before any court, regulatory body, administrative agency, or other governmental instrumentality having jurisdiction over the Servicer or its properties (i) asserting the invalidity of this Agreement, any of the other Basic Documents or the

Securities, (ii) seeking to prevent the issuance of the Securities or the consummation of any of the transactions contemplated by this Agreement and the other Basic Documents, (iii) seeking any determination or ruling that might materially and adversely affect the performance by the Servicer of its obligations under, or the validity or enforceability of, this Agreement, any of the other Basic Documents or the Securities, or (iv) relating to the Servicer and which might adversely affect the federal income tax attributes of the Securities.

      (f) Fidelity Bond. The Servicer maintains a fidelity bond in such form and amount as is customary for servicers acting as custodian of funds and documents in respect of retail automotive installment sales contracts.

      SECTION 6.2 Indemnities of Servicer. The Servicer shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by the Servicer under this Agreement, and hereby agrees to the following:

      (a) The Servicer shall defend, indemnify and hold harmless the Issuer, the Owner Trustee, the Indenture Trustee, the Noteholders, the Certificateholders, the Depositor, the Administrator and the Data Administrator the Depositor from and against any and all costs, expenses, losses, damages, claims and liabilities, arising out of or resulting from the use, ownership or operation by the Servicer or any Affiliate thereof of a Financed Vehicle.

      (b) The Servicer shall indemnify, defend and hold harmless the Issuer, the Owner Trustee, the Depositor and the Indenture Trustee from and against any taxes that may at any time be asserted against any such Person with respect to the transactions contemplated herein or in the other Basic Documents, if any, including, without limitation, any sales, gross receipts, general corporation, tangible personal property, privilege, or license taxes (but, in the case of the Issuer, not including any taxes asserted with respect to, and as of the date of, the conveyance of the Receivables to the Issuer or the issuance and original sale of the Notes and the Certificates, or asserted with respect to ownership of the Receivables, or federal or state income taxes arising out of the transactions contemplated by this Agreement and the other Basic Documents) and costs and expenses in defending against the same.

      (c) The Servicer shall indemnify, defend and hold harmless the Issuer, the Owner Trustee, the Indenture Trustee, the Noteholders, the Certificateholders and the Depositor from and against any and all costs, expenses, losses, claims, damages, and liabilities to the extent that such cost, expense, loss, claim, damage, or liability arose out of, or was imposed upon any such Person through, the negligence, willful misfeasance, or bad faith of the Servicer in the performance of its duties under this Agreement or any other Basic Document to which it is a party, or by reason of reckless disregard of its obligations and duties under this Agreement or any other Basic Document to which it is a party.

      (d) The Servicer shall indemnify, defend, and hold harmless the Owner Trustee and the Indenture Trustee, as applicable, from and against any and all expenses, obligations, liabilities, losses, damages, injuries (to person, property, or natural resources), penalties, stamp or similar taxes, actions, suits, judgments, reasonable costs and expenses (including reasonable attorney's and agent's fees and expenses) of whatever kind or nature regardless of their merit arising out of or incurred in connection with the acceptance or performance of the trusts and duties contained herein and in the other Basic Documents, if any, except to the extent that such cost, expense, loss, claim, damage, or liability: (i) shall be due to the willful misfeasance, bad faith, or negligence (except for errors in judgment) of the Owner Trustee or the Indenture Trustee, as applicable; (ii) in the case of the Owner Trustee, shall arise from the Owner Trustee's breach of any of its representations or warranties set forth in
Section 6.9 of the Trust Agreement or, in the case of the Indenture Trustee, from the Indenture Trustee's breach of any of its representations or warranties set forth in the Indenture; or (iii) in the case of the Indenture Trustee, shall arise out of or be incurred in connection with the performance by the Indenture Trustee of the duties of a Successor Servicer hereunder.

      (e) Indemnification under this Section 6.2 by Bear Stearns Asset Receivables Corp. (or any successor thereto pursuant to Section 7.2) as Servicer, with respect to the period such Person was the Servicer, shall survive the termination of such Person as Servicer or a resignation by such Person as Servicer as well as the termination of this Agreement or the resignation or removal of the Owner Trustee or the Indenture Trustee and shall include reasonable fees and expenses of counsel and expenses of litigation. If the Servicer shall have made any indemnity payments pursuant to this Section
6.2 and the Person to or on behalf of whom such payments are made thereafter shall collect any of such amounts from others, such Person shall promptly repay such amounts to the Servicer, without interest.

      SECTION 6.3 Merger or Consolidation of, or Assumption of the Obligations of Servicer. Any Person (i) into which the Servicer may be merged or consolidated, (ii) resulting from any merger, conversion, or consolidation to which the Servicer shall be a party, (iii) succeeding to the business of the Servicer or (iv) 50% or more of the equity of which is owned, directly or indirectly, by The Bear Stearns Companies Inc., which Person in any of the foregoing cases executes an agreement of assumption to perform every obligation of the Servicer under this Agreement, will be the successor to the Servicer under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties to this Agreement. The Servicer shall provide notice of any merger, conversion, consolidation or succession pursuant to this Section 6.3 to the Rating Agencies and the Indenture Trustee.

      SECTION 6.4 Limitation on Liability of Servicer and Others. (a) Neither the Servicer nor any of the directors or officers or employees or agents of the Servicer shall be under any liability to the Issuer, the Noteholders or the Certificateholders, except as provided under this Agreement, for any action taken or for refraining from the taking of any action pursuant to this Agreement or for errors in judgment; provided, however, that this provision shall not protect the Servicer or any such Person against any liability that would otherwise be imposed by reason of willful misfeasance or bad faith in the performance of duties or by reason of reckless disregard of obligations and duties under this Agreement, or by reason of negligence in the performance of its duties under this Agreement. The Servicer and any director, officer or employee or agent of the Servicer may rely in good faith on any Opinion of Counsel or on any Officer's Certificate of the Depositor or certificate of auditors believed to be genuine and to have been signed by the proper party in respect of any matters arising under this Agreement.

      (b) Except as provided in this Agreement, the Servicer shall not be under any obligation to appear in, prosecute, or defend any legal action that shall not be incidental to its duties to service the Receivables in accordance with this Agreement, and that in its opinion may involve it in any expense or liability; provided, however, that the Servicer may undertake any reasonable action that it may deem necessary or desirable in respect of this Agreement and the rights and duties of the parties to this Agreement and the interests of the Noteholders and Certificateholders under this Agreement. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Issuer, and the Servicer shall be entitled to be reimbursed therefor. Any amounts due the Servicer pursuant to this subsection shall be payable on a Payment Date from the Available Collections on deposit in the Collection Account only after all payments required to be made on such date to the Noteholders, the Certificateholders, the Owner Trustee, the Indenture Trustee and the Servicer have been made.

      (c) The Servicer and any director or officer or employee or agent of the Servicer shall be indemnified by the Trust and held harmless against any loss, liability, or expense including reasonable attorneys' fees and expenses incurred in connection with any legal action relating to the performance of the Servicer's duties under this Agreement, other than (i) any loss or liability otherwise reimbursable pursuant to this Agreement; (ii) any loss, liability, or expense incurred solely by reason of the Servicer's willful misfeasance, negligence, or bad faith in the performance of its duties hereunder or by reason of reckless disregard of its obligations and duties under this Agreement; and (iii) any loss, liability, or expense for which the Issuer is to be indemnified by the Servicer under this Agreement. Any amounts due the Servicer pursuant to this subsection shall be payable on a Payment Date from the Available Collections on deposit in the Collection Account only after all payments required to be made on such date to the Noteholders, the Certificateholders, the Owner Trustee, the Indenture Trustee and the Servicer have been made.

      SECTION 6.5 Subservicing and Delegation of Duties. The Servicer may engage a subservicer to perform some or all of its duties hereunder and may at any time perform specific duties as servicer under this Agreement through sub-contractors; provided that no such subservicing, delegation or subcontracting shall relieve the Servicer of its responsibilities with respect to such duties, as to all of which the Servicer shall remain primarily responsible and the Servicer shall be solely responsible for the fees of any such subservicers and sub-contractors.

         Without limiting the generality of the preceding paragraph, the
Servicer has engaged [    ] under its Receivables Servicing Agreement, [    ]
under its Receivables Servicing Agreement, [    ] under its Receivables
Servicing Agreement and the Data Administrator under the Data Administration Agreement. The Servicer shall promptly notify each Rating Agency of any material amendment to any Receivables Servicing Agreement. The Issuer and the
Servicer shall permit [    ] and [    ] to repurchase Liquidated Receivables (as
defined in the related Receivables Servicing Agreement) under Section 3.8 of the respective Receivables Servicing Agreement in return for the Defined Purchase Price (as defined in such Receivables Servicing Agreement).

      SECTION 6.6 Servicer Not to Resign as Servicer; Resignation and Termination of Receivables Servicers. (a) Subject to the provisions of Section 6.3, the Servicer shall not resign from its obligations and duties under this Agreement except upon determination that the performance of its duties under this Agreement shall no longer be permissible under applicable law. Notice of any such determination permitting the resignation of the Servicer shall be communicated to the Owner Trustee and the Indenture Trustee at the earliest practicable time (and, if such communication is not in writing, shall be confirmed in writing at the earliest practicable time) and any such determination shall be evidenced by an Opinion of Counsel to such effect delivered to the Owner Trustee and the Indenture Trustee concurrently with or promptly after such notice. No such resignation shall become effective until the Indenture Trustee or a Successor Servicer shall have (i) taken the actions required by Section 7.1(b) and (ii) assumed the responsibilities and obligations of the Servicer in accordance with Section 7.2.

      (b) The Servicer may terminate its Receivables Servicing Agreement with any Receivables Servicer upon the terms and conditions set forth in such agreement. Notwithstanding the foregoing, to the extent that a Receivables Servicing Agreement permits the related Receivables Servicer to resign with the express written consent of the Depositor, the Depositor and Servicer hereby agree that they will not grant such consent unless the Rating Agency Condition is satisfied.

      SECTION 6.7 Servicer May Own Notes or Certificates. The Servicer, and any Affiliate of the Servicer, may, in its individual or any other capacity, become the owner or pledgee of Notes or Certificates with the same rights as it would have if it were not the Servicer or an Affiliate thereof, except as otherwise expressly provided herein or in the other Basic Documents. Except as set forth herein or in the other Basic Documents, Notes and Certificates so owned by or pledged to the Servicer or such Affiliate shall have an equal and proportionate benefit under the provisions of this Agreement, without preference, priority or distinction as among all of the Notes and Certificates.

                                 ARTICLE VII

                             SERVICING TERMINATION

      SECTION 7.1 Events of Servicing Termination. (a) If any one of the following events ("Events of Servicing Termination") occur and be continuing:

            (i) Any failure by the Servicer to deliver to the Owner Trustee or the Indenture Trustee any proceeds or payment required to be so delivered under the terms of the Notes and the Certificates and this Agreement that shall continue unremedied for a period of five (5) Business Days after written notice of such failure is received by the Servicer from the Owner Trustee or the Indenture Trustee or after discovery of such failure by an officer of the Servicer; or

            (ii) Failure on the part of the Servicer duly to observe or to perform in any material respect any other covenants or agreements, as the case may be, set forth in the Notes, the Certificates or in this Agreement, which failure shall (A) materially and adversely affect the rights of Noteholders or Certificateholders and (B) continue unremedied for a period of ninety (90) days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given (1) to the Servicer by the Owner Trustee or the Indenture Trustee, or (2) to the Owner Trustee, the Indenture Trustee and the Servicer by the Noteholders of Notes evidencing not less than 25% of the principal amount of the Notes or, if no Notes are outstanding, by holders of Certificates evidencing not less than 25% of the Certificate Balance; or

            (iii) So long as a depository institution is not the Servicer, the entry of a decree or order by a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator, receiver, or liquidator for the Servicer or, if Bear Stearns Asset Receivables Corp. is the Servicer, Bear Stearns Companies Inc. (or its successor in interest) in any insolvency, readjustment of debt, marshalling of assets and liabilities, or similar proceedings, or for the winding up or liquidation of its respective affairs, and the continuance of any such decree or order unstayed and in effect for a period of sixty (60) consecutive days; or

            (iv) So long as a depository institution is not the Servicer, the consent by the Servicer or, if Bear Stearns Asset Receivables Corp. is the Servicer, Bear Stearns Companies Inc. (or its successor in interest) to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities, or similar proceedings of or relating to the Servicer (or Bear Stearns Companies Inc. (or its successor in interest), as applicable) of or relating to substantially all of its property; or the Servicer or, if Bear Stearns Asset Receivables Corp. is the Servicer, Bear Stearns Companies Inc. (or its successor in interest) shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntary suspend payment of its obligations or become insolvent;

then the Indenture Trustee shall promptly notify each Rating Agency, and in each and every case, so long as an Event of Servicing Termination shall not have been remedied, either the Indenture Trustee or the holders of Notes evidencing not less than 25% of the principal amount of the Notes Outstanding (or, if no Notes are Outstanding, Certificates evidencing Percentage Interests aggregating at least 51%), by notice then given in writing to the Servicer (and to the Indenture Trustee and the Owner Trustee if given by the Noteholders and to the Owner Trustee if given by the Certificateholders) (with a copy to the Rating Agencies) may terminate all of the rights and obligations of the Servicer under this Agreement. On or after the receipt by the Servicer of such written notice, all authority and power of the Servicer under this Agreement, whether with respect to the Notes, the Certificates or the Trust Property or otherwise, shall pass to and be vested in the Indenture Trustee or such Successor Servicer as may be appointed under Section 7.2; and, without limitation, the Indenture Trustee and the Owner Trustee are hereby authorized and empowered to execute and deliver, on behalf of the predecessor Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement of the Receivables and related documents, or otherwise.

      (b) Upon termination of the Servicer under Section 7.1(a), the predecessor Servicer shall cooperate with the Indenture Trustee, the Owner Trustee and such Successor Servicer in effecting the termination of the responsibilities and rights of the predecessor Servicer under this Agreement, including the transfer to the Indenture Trustee or such Successor Servicer for administration of all cash amounts that shall at the time be held by the predecessor Servicer for deposit, or shall thereafter be received with respect to a Receivable and the delivery of the Receivable Files and the related accounts and records maintained by the Servicer. All reasonable costs and expenses (including attorneys' fees) incurred in connection with transferring the Receivable Files to the Successor Servicer and amending this Agreement to reflect such succession as Servicer pursuant to this Section 7.1 shall be paid by the predecessor Servicer upon presentation of reasonable documentation of such costs and expenses.

      (c) Upon termination of the Servicer under Section 7.1(a), the Successor Servicer, by acceptance of its appointment, agrees that it will service the [ ] Receivables, the [ ] Receivables and the [ ] Receivables through their respective Receivables Servicing Agreements, unless any of such agreements are terminated pursuant to the terms and conditions set forth therein.

      SECTION 7.2 Appointment of Successor Servicer. (a) Upon the Servicer's receipt of notice of termination pursuant to Section 7.1 or the Servicer's resignation in accordance with the terms of this Agreement, the predecessor Servicer shall continue to perform its functions as Servicer under this Agreement, in the case of termination, only until the date specified in such termination notice or, if no such date is specified in a notice of termination, until receipt of such notice and, in the case of resignation, until the later of (x) the date 45 days from the delivery to the Indenture Trustee and the Owner Trustee of written notice of such resignation (or written confirmation of such notice) in accordance with the terms of this Agreement and (y) the date upon which the predecessor Servicer shall become unable to act as Servicer, as specified in the notice of resignation and accompanying Opinion of Counsel. In the event of the Servicer's resignation or termination hereunder, the Issuer shall appoint a Successor Servicer, and the Successor Servicer shall accept its appointment by a written assumption in form acceptable to the Owner Trustee and the Indenture Trustee (with a copy to each Rating Agency). In the event that a Successor Servicer has not been appointed at the time when the predecessor Servicer has ceased to act as Servicer in accordance with this Section 7.2, the Indenture Trustee without further action shall automatically be appointed the Successor Servicer. The Indenture Trustee may resign as the Servicer by giving written notice of such resignation to the Issuer and in such event shall be released from such duties and obligations, such release not to be effective until the date a Successor Servicer enters into a written assumption as provided in this Section. Upon delivery of any such notice to the Issuer, the Issuer shall obtain a new servicer as the Successor Servicer in accordance with this Section. Notwithstanding the above, if the Indenture Trustee shall be legally unable so to act or if, within 30 days after the delivery of its notice of resignation, the Issuer shall not have obtained a Successor Servicer, the Indenture Trustee shall appoint, or petition a court of competent jurisdiction to appoint, any established institution, having a net worth of not less than $100,000,000 and whose regular business shall include the servicing of automotive receivables, as the successor to the Servicer under this Agreement; provided that the Rating Agency Condition shall be satisfied in connection with such appointment.

      (b) Upon appointment, the Successor Servicer shall be the successor in all respects to the predecessor Servicer and shall be subject to all the responsibilities, duties, and liabilities arising thereafter relating thereto placed on the predecessor Servicer, by the terms and provisions of this Agreement; provided, that (i) any failure of such Successor Servicer to perform such responsibilities or duties that are caused by the predecessor Servicer's failure to provide information or monies required hereunder shall not be considered a default by such Successor Servicer and (ii) such Successor Servicer shall have no liability for actions, inactions or representations of the predecessor Servicer.

      (c) In connection with such appointment, the Indenture Trustee may make such arrangements for the compensation of such Successor Servicer out of payments on Receivables as it and such Successor Servicer shall agree; provided, however, that no such compensation shall be in excess of that permitted the predecessor Servicer under this Agreement. The Indenture Trustee and such Successor Servicer shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession.

      (d) Notwithstanding anything herein or in the other Basic Documents to the contrary, in no event shall the Indenture Trustee, should it be appointed Successor Servicer, be required to purchase any Receivable pursuant to Section
3.6 herein or otherwise or indemnify the Issuer, the Owner Trustee, the Noteholders, the Certificateholders, the Depositor or any other Person pursuant to Sections 3.13.

      SECTION 7.3 Notification to Noteholders and Certificateholders. Upon any termination of, or appointment of a successor to, the Servicer pursuant to this Article VII, the Indenture Trustee shall give prompt written notice thereof to Noteholders, and the Owner Trustee shall give prompt written notice thereof to Certificateholders at their respective addresses of record and to each Rating Agency.

      SECTION 7.4 Waiver of Past Events of Servicing Termination. The holders of Notes evidencing not less than a majority of the principal amount of the Notes (or, if no Notes are outstanding, holders of Certificates evidencing Percentage Interests aggregating at least 51%) may, on behalf of all Noteholders and Certificateholders, waive any Event of Servicing Termination hereunder and its consequences, except an event resulting from the failure to make any required deposits to or payments from any of the Trust Accounts or the Certificate Distribution Account in accordance with this Agreement, which shall require the unanimous vote of all Holders of Outstanding Securities. Upon any such waiver of a past Event of Servicing Termination, such Event of Servicing Termination shall cease to exist, and shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other event or impair any right consequent thereon. The Issuer shall provide written notice of any such waiver to the Rating Agencies.

                                 ARTICLE VIII

                                  TERMINATION

      SECTION 8.1 Optional Purchase of All Receivables. As of the last day of any Collection Period as of which the Pool Factor shall be equal to or less than the Optional Purchase

Percentage, the Servicer shall have the option to purchase the Trust Property from the Trust. To exercise such option, the Servicer shall deposit pursuant to Section 4.4 in the Collection Account an amount equal to the lesser of (i) the aggregate Purchase Amount for the Receivables and (ii) the fair market value of the Receivables, and shall succeed to all interests in and to the Trust. Notwithstanding the foregoing, the Servicer shall not be permitted to exercise such option unless the amount to be deposited in the Collection Account pursuant to the preceding sentence is greater than or equal to the sum of the outstanding principal amount of the Notes and all accrued but unpaid interest (including any overdue interest) thereon. The amount deposited in the Collection Account pursuant to this Section 8.1 shall be used on the next Payment Date to make payments in full to Noteholders and Certificateholders in the manner set forth in Article IV. The purchase of the Trust Property pursuant to this Section shall not be permitted unless the Servicer provides to the Indenture Trustee and the Owner Trustee an Opinion of Counsel in form reasonably satisfactory to the Indenture Trustee and the Owner Trustee to the effect that such purchase will not constitute a fraudulent transfer of assets of the Servicer under applicable state and federal law; provided that this sentence may be deleted or modified with the consent of Moody's and without the consent of any Securityholder, the Indenture Trustee or the Owner Trustee. The Servicer or the Issuer shall furnish written notice of the Servicer's election to exercise such option to the Indenture Trustee and the Rating Agencies at least 10 days', but not more than 30 days', prior to the Payment Date on which such purchase shall occur (and the Indenture Trustee shall promptly furnish such notice to the Noteholders).

      SECTION 8.2 Succession Upon Satisfaction and Discharge of Indenture. Following the satisfaction and discharge of the Indenture and the payment in full of the principal of and interest on the Notes, to the extent permitted by applicable law, the Indenture Trustee will continue to carry out its obligations hereunder as agent for the Owner Trustee, including without limitation making distributions from the Collection Account in accordance with
Section 4.5.

                                  ARTICLE IX

                           MISCELLANEOUS PROVISIONS

      SECTION 9.1 Amendment. (a) This Agreement may be amended by the Depositor, the Servicer and the Issuer, with the consent of the Indenture Trustee and the Owner Trustee to the extent that their respective rights or obligations may be affected thereby (which consent may not be unreasonably withheld), but without the consent of any of the Noteholders or the Certificateholders, to cure any ambiguity, to correct or supplement any provisions in this Agreement, or to add any provisions to or change or eliminate any provisions or to modify the rights of the Noteholders or Certificateholders; provided, however, that such action shall not, as evidenced by either an Opinion of Counsel or an Officer's Certificate delivered to the Owner Trustee and the Indenture Trustee, materially and adversely affect the interests of any Noteholder or Certificateholder and the Rating Agency Condition shall be satisfied.

      (b) This Agreement may also be amended from time to time by the Depositor, the Servicer and the Issuer, with the consent of the Indenture Trustee and the Owner Trustee to the extent that their respective rights or obligations may be affected thereby (which consent may not be unreasonably withheld) and with the consent of (i) the Noteholders of Notes evidencing not less than a majority of the principal amount of each Class of Notes, and (ii) the Certificateholders of Certificates evidencing Percentage Interests aggregating at least 51% Balance (which consent of any holder of a Note or holder of a Certificate given pursuant to this Section 9.1 or pursuant to any other provision of this Agreement shall be conclusive and binding on such Note or Certificate, as the case may be, and on all future holders of such Note or holders of such Certificate, as the case may be, and of any Note or Certificate, as applicable, issued upon the transfer thereof or in exchange thereof or in lieu thereof whether or not notation of such consent is made upon such Note or the Certificate), for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement, or of modifying in any manner the rights of the Noteholders or the Certificateholders; provided, however, that no such amendment shall (A) increase or reduce in any manner the amount of, or accelerate or delay the timing of, or change the allocation or priority of, collections of payments on Receivables or distributions that shall be required to be made on any Note or Certificate or change any Note Interest Rate or any Certificate Rate, without the consent of all Noteholders or Certificateholders or (B) reduce the aforesaid percentage required to consent to any such amendment, without the consent of the holders of all Notes affected thereby and holders of all Certificates affected thereby.

      (c) Prior to the execution of any such amendment the Servicer will provide written notification of the substance of such amendment to each Rating Agency.

      (d) Promptly after the execution of any such amendment, the Servicer shall furnish written notification of the substance of such amendment to the Owner Trustee, the Indenture Trustee and each Rating Agency. The Owner Trustee shall provide notification of the substance of the amendment to each Certificateholder, and the Indenture Trustee will provide notification of the substance of such amendment to each Noteholder. It shall not be necessary for the consent of Noteholders or the Certificateholders pursuant to this Section
9.1 to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents (and any other consents of Noteholders and Certificateholders provided for in this Agreement) and of evidencing the authorization of the execution thereof by Noteholders and Certificateholders shall be subject to such reasonable requirements as the Owner Trustee and the Indenture Trustee may prescribe, including the establishment of record dates pursuant to the Note Depository Agreement.

      (e) Prior to the execution of any amendment to this Agreement, the Owner Trustee and the Indenture Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement and the Opinion of Counsel referred to in Section 9.2(i)(1). The Owner Trustee or the Indenture Trustee may, but shall not be obligated to, enter into any such amendment which affects such Owner Trustee's or Indenture Trustee's own rights, duties or immunities under this Agreement or otherwise.

      SECTION 9.2 Protection of Title to Trust Property. (a) The Depositor shall execute and file such financing statements and cause to be executed and filed such continuation statements, all in such manner and in such places as may be required by law fully to preserve, maintain, and protect the interest of the Issuer and the Indenture Trustee for the benefit of the Noteholders in the Receivables and in the proceeds thereof. The Depositor shall deliver (or cause to be delivered) to the Owner Trustee and the Indenture Trustee file-stamped copies of, or filing receipts for, any document filed as provided above, as soon as available following such filing.

      (b) None of the Depositor or the Servicer shall change its name, identity, or corporate structure in any manner that would, could, or might make any financing statement or continuation statement filed by the Depositor in accordance with paragraph (a) above seriously misleading within the meaning of ss. 9-506 of the UCC, unless it shall have given the Owner Trustee and the Indenture Trustee at least 10 days' prior written notice thereof, with a copy to the Rating Agencies, and shall have promptly filed appropriate amendments to all previously filed financing statements or continuation statements.

      (c) The Depositor and the Servicer shall give the Owner Trustee and the Indenture Trustee at least ten (10) days' prior written notice of any relocation of its principal executive office or change in the jurisdiction under whose laws it is formed if, as a result of such relocation or change, the applicable provisions of the UCC would require the filing of any amendment of any previously filed financing or continuation statement or of any new financing statement and shall promptly file any such amendment or new financing statement. The Servicer shall at all times maintain each office from which it shall service Receivables, and its principal executive office, within the United States of America.

      (d) The Servicer shall maintain accounts and records as to each Receivable accurately and in sufficient detail to permit (i) the reader thereof to know at any time the status of such Receivable, including payments and recoveries made and payments owing (and the nature of each) and (ii) reconciliation between payments or recoveries on (or with respect to) each Receivable and the amounts from time to time deposited in the Collection Account in respect of such Receivable.

      (e) The Servicer shall maintain its computer systems so that, from and after the time of conveyance under this Agreement of the Receivables to the Issuer, the Servicer's master computer records (including any back-up archives) that refer to a Receivable shall indicate clearly, by numerical code or otherwise, that such Receivable is owned by the Issuer and has been pledged to the Indenture Trustee pursuant to the Indenture. Indication of the Issuer's and the Indenture Trustee's interest in a Receivable shall not be deleted from or modified on the Servicer's computer systems until, and only until, the Receivable shall have been paid in full or repurchased.

      (f) If at any time the Servicer shall propose to sell, grant a security interest in, or otherwise transfer any interest in automotive receivables to any prospective purchaser, lender, or other transferee, the Servicer shall give to such prospective purchaser, lender, or other transferee computer tapes, records, or print-outs (including any restored from back-up archives) that, if they shall refer in any manner whatsoever to any Receivable, shall indicate clearly that such Receivable has been conveyed to and is owned by the Issuer and has been pledged to the Indenture Trustee.

      (g) The Servicer, upon receipt of reasonable prior notice, shall permit the Depositor, the Owner Trustee, the Indenture Trustee and their respective agents at any time during normal business hours at the Servicer's expense to inspect, audit, and make copies of and to obtain abstracts from the Servicer's records regarding any Receivable.

      (h) Upon request, the Servicer shall furnish to the Owner Trustee and the Indenture Trustee, within five (5) Business Days, a list of all Receivables (by contract number and name of Obligor) then owned by the Issuer, together with a reconciliation of such list to the Schedule of Receivables and to each of the Investor Reports furnished before such request indicating removal of Receivables from the Trust.

      (i) The Servicer shall deliver to the Owner Trustee and the Indenture
Trustee:

            (1) promptly after the execution and delivery of this Agreement and of each amendment thereto, an Opinion of Counsel either (A) stating that, in the opinion of such Counsel and subject to customary qualifications and assumptions, all financing statements and continuation statements have been executed and filed that are necessary fully to perfect the interest of the Issuer and the Indenture Trustee in the Receivables, and reciting the details of such filings or referring to prior Opinions of Counsel in which such details are given, or (B) stating that, in the opinion of such Counsel, no such action shall be necessary to perfect such interest; and

            (2) within 120 days after the beginning of each calendar year beginning with the first calendar year beginning more than three months after the Cut-off Date, an Opinion of Counsel, dated as of a date during such 120-day period, either (A) stating that, in the opinion of such counsel and subject to customary qualifications and assumptions, all financing statements and continuation statements have been executed and filed that are necessary fully to perfect the interest of the Issuer and the Indenture Trustee in the Receivables, and reciting the details of such filings or referring to prior Opinions of Counsel in which such details are given, or (B) stating that, in the opinion of such Counsel, no such action shall be necessary to perfect such interest.

      Each Opinion of Counsel referred to in clause (i)(1) or (i)(2) above shall specify any action necessary (as of the date of such opinion) to be taken in the following year to preserve and protect such interest.

      (j) For the purpose of facilitating the execution of this Agreement and for other purposes, this Agreement may be executed in any number of counterparts, each of which counterparts shall be deemed to be an original, and all of which counterparts shall constitute but one and the same instrument.

      SECTION 9.3 Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICT OF LAW PROVISIONS THAT WOULD APPLY THE LAW OF ANY JURISDICTION OTHER THAN THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS, AND REMEDIES OF THE PARTIES UNDER THIS AGREEMENT SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

      SECTION 9.4 Notices. All demands, notices, and communications under this Agreement shall be in writing, personally delivered, sent by telecopier, over night courier or mailed by certified mail, return receipt requested, and shall be deemed to have been duly given upon receipt (a) in the case of the Servicer, at 383 Madison Avenue, New York, New York 10179, facsimile (212) 272-0979 Attention: [Patricia Jehle], or at such other address as shall be designated by the Seller or the Servicer in a written notice to the Owner Trustee and the Indenture Trustee, (b) in the case of the Depositor, at 383 Madison Avenue, New York, New York 10179, facsimile (212) 272-0979, Attention:
[Brant Brooks], (c) in the case of the Owner Trustee, at the Corporate Trust Office of the Owner Trustee, (d) in the case of the Indenture Trustee, at the Corporate Trust Office of the Indenture Trustee, [(e) in the case of Moody's Investors Service, Inc., at the following address: Moody's Investors Service, Inc., ABS Monitoring Department, 99 Church Street, New York, New York 10007,
(f) in the case of Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., at the following address: Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc., 55 Water Street, 40th Floor, New York, New York 10041, Attention: Asset Backed Surveillance Department, and (g) in the case of Fitch, Inc., at the following address: Fitch, Inc., One State Street Plaza, New York, New York 10004]. Any notice required or permitted to be mailed to a Noteholder or Certificateholder shall be given by first class mail, postage prepaid, at the address of such Person as shown in the Note Register or the Certificate Register, as applicable. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Noteholder or Certificateholder shall receive such notice.

      SECTION 9.5 Severability of Provisions. If any one or more of the covenants, agreements, provisions, or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions, or terms shall be deemed severable from the remaining covenants, agreements, provisions, or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Notes, the Certificates or the rights of the holders thereof.

      SECTION 9.6 Assignment. Notwithstanding anything to the contrary contained herein, except as provided in Sections 6.3 and 7.2 and as provided in the provisions of this Agreement concerning the resignation of the Servicer, this Agreement may not be assigned by the Depositor or the Servicer unless (i)(A) the Rating Agency Condition is satisfied and (B) the Indenture Trustee and the Owner Trustee have consented thereto, which consent shall not be unreasonably withheld or (ii) the Owner Trustee, the Indenture Trustee, the Noteholders of Notes evidencing not less than 66 2/3% of the principal amount of the Notes Outstanding and the holders of Certificates evidencing Percentage Interests aggregating at least 51% consent thereto. Any transfer or assignment with respect to the Servicer of all its rights, obligations and duties will not become effective until a successor Servicer has assumed the Servicer's rights, duties and obligations under this Agreement. In the event of a transfer or assignment pursuant to clause (ii) above, the Rating Agencies shall be provided with notice of such transfer or assignment.

      SECTION 9.7 Further Assurances. The Depositor and the Servicer agree to do and perform, from time to time, any and all acts and to execute any and all further instruments required or reasonably requested by the Owner Trustee or the Indenture Trustee more fully to effect the purposes of this Agreement, including, without limitation, the execution of any financing statements or continuation statements relating to the Receivables for filing under the provisions of the UCC of any applicable jurisdiction.

      SECTION 9.8 No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of the Owner Trustee, the Indenture Trustee, the Noteholders or the Certificateholders, any right, remedy, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges therein provided are cumulative and not exhaustive of any rights, remedies, powers and privileges provided by law.

      SECTION 9.9 Third-Party Beneficiaries. This Agreement will inure to the benefit of and be binding upon the parties hereto, the Indenture Trustee and the Owner Trustee and their respective successors and permitted assigns and each of the Indenture Trustee and the Owner Trustee may enforce the provisions hereof as if they were parties thereto. Except as otherwise provided in this
Article IX, no other Person will have any right or obligation hereunder. The parties hereto hereby acknowledge and consent to the pledge of this Agreement by the Issuer to the Indenture Trustee for the benefit of the Noteholders pursuant to the Indenture.

      SECTION 9.10 Actions by Noteholders or Certificateholders. (a) Wherever in this Agreement a provision is made that an action may be taken or a notice, demand, or instruction given by Noteholders or Certificateholders, such action, notice, or instruction may be taken or given by any Noteholder or Certificateholder, as applicable, unless such provision requires a specific percentage of Noteholders or Certificateholders.

      (b) Any request, demand, authorization, direction, notice, consent, waiver, or other act by a Noteholder or Certificateholder shall bind such Noteholder or Certificateholder and every subsequent holder of such Note or Certificate issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done or omitted to be done by the Owner Trustee, the Indenture Trustee or the Servicer in reliance thereon, whether or not notation of such action is made upon such Note or Certificate.

      SECTION 9.11 Limitation of Liability of Owner Trustee and Indenture Trustee. (a) Notwithstanding anything contained herein to the contrary, this
Agreement has been countersigned by [    ] not in its individual capacity but
solely in its capacity as Owner Trustee of the Issuer and in no event shall
[   ], in its individual capacity or, except as expressly provided in the Trust
Agreement, as Owner Trustee of the Issuer have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Issuer. For all purposes of this Agreement, in the performance of its duties or obligations hereunder or in the performance of any duties or obligations of the Issuer hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Articles VI and VII of the Trust Agreement. For all purposes of this Agreement, in the performance of its duties and obligations hereunder (other than Successor Servicer), the Indenture Trustee shall be afforded all of the rights, protections, immunities and indemnities provided it under the Indenture.

      (b) Notwithstanding anything contained herein to the contrary, this Agreement has been accepted by [ ], not in its individual capacity but solely as Indenture Trustee, and in no event shall [ ] have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Issuer.

      SECTION 9.12 Savings Clause. It is the intention of the Depositor and the Issuer that the transfer of the Trust Property contemplated herein constitute an absolute transfer of the Trust Property, conveying good title to the Trust Property from the Depositor to the Issuer. However, in the event that such transfer is deemed to be a pledge, the Depositor hereby grants to the Issuer a first priority security interest in all of the Depositor's right, title and interest in, to and under the Trust Property, and all proceeds thereof, to secure a loan in an amount equal to all amounts payable under the Notes and the Certificates, and in such event, this Agreement shall constitute a security agreement under applicable law.

      SECTION 9.13 No Petition. The Servicer, by entering into this Agreement, hereby covenants and agrees that prior to the end of the period that is one year and one day after there has been paid in full all debt issued by any securitization vehicle in respect of which the Depositor holds any interest, it will not institute against the Issuer, or join in, or assist or encourage others to institute any institution against the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or State bankruptcy or similar law in connection with any obligations relating to the Notes, this Agreement or any of the other Basic Documents.

      IN WITNESS WHEREOF, the parties have caused this Sale and Servicing Agreement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

                              WHOLE AUTO LOAN TRUST [       ],
                              as Issuer

                              By:   [                            ],
                                    not in its individual capacity but solely
                                    as Owner Trustee


                                    By:
                                       ---------------------------------------
                                    Name:

                                    Title:

                              BEAR STEARNS ASSET RECEIVABLES CORP.,
                              as Servicer

                              By:
                                  --------------------------------------------
                              Name:
                              Title:


                              BEAR STEARNS ASSET BACKED FUNDING II INC., as Depositor

                              By:
                                  --------------------------------------------
                              Name:
                              Title:

Accepted and agreed:

[               ],
     not in its individual capacity
     but solely as Indenture Trustee

By: _________________________
     Name:
     Title:

[               ]
     not in its individual capacity
     but solely as Owner Trustee

By:_________________________
     Name:
     Title:

                                  SCHEDULE A

                            SCHEDULE OF RECEIVABLES

                                  SCHEDULE B

                         Location of Receivable Files

                                  SCHEDULE C

                        List of Receivables Servicer[s]

                                  SCHEDULE D

      The Depositor makes the following representations and warranties with
respect to the [    ] Receivables, on which the Issuer relies in purchasing the
Receivables and pledging the same to the Indenture Trustee. Unless otherwise indicated, such representations and warranties speak as of the Closing Date.

      Capitalized terms used and not defined herein have the meaning(s)
ascribed thereto in the [    ] Servicing Agreement.

                                  APPENDIX A

                             Definitions and Usage


     [Form of Appendix A attached to the Form of Indenture (Exhibit 4.3)]


                                 Appendix A-1